                                                                   EXHIBIT 10.8

                         [LOGO] Western Financial Bank

                         COMMERCIAL SECURITY AGREEMENT

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  Principal     Loan Date     Maturity    Loan No   Call   Collateral   Account   Officer   Initials
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
$2,000,000.00   12-12-2000   12-11-2001    9001     4a0       3100      0001910     00905
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    References in the shaded area are for Lender's use only and do not limit the applicability of this document to any particular loan or item.
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

Borrower: Fresh Enterprises, Inc.; ET. AL.    Lender:   Western Financial Bank
          225 W. Hillcrest Drive, Suite 351             Commercial Banking Group
          Thousand Oaks, CA 91360                       15750 Alton Parkway
                                                        Irvine, CA 92618

Grantor: Fresh Enterprises, Inc., Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill and Triune Corporation

================================================================================

THIS COMMERCIAL SECURITY AGREEMENT is entered into among Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (referred to below Individually and collectively as "Borrower"); Fresh Enterprises, Inc., Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill and Triune Corporation (referred to below individually and collectively as "Grantor"); and Western Financial Bank (referred to below as "Lender"). For valuable consideration, Grantor grants to Lender a security interest in the Collateral to secure the Indebtedness and agrees that Lender shall have the rights stated in this Agreement with respect to the Collateral, in addition to all other rights which Lender may have by law.

DEFINITIONS. The following words shall have the following meanings when used in this Agreement. Terms not otherwise defined in this Agreement shall have the meanings attributed to such terms in the Uniform Commercial Code. All references to dollar amounts shall mean amounts in lawful money of the United States of America.

     Agreement. The word "Agreement" means this Commercial Security Agreement, as this Commercial Security Agreement may be amended or modified from time to time, together with all exhibits and schedules attached to this Commercial Security Agreement from time to time.

     Borrower. The word "Borrower" means each and every entity signing the Note, including without limitation Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill.

     Collateral. The word "Collateral" means the following described property of Grantor, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          All inventory, chattel paper, accounts, equipment and general intangibles, together with the following specifically described property: Any and all copyrights, trademarks, service marks, logos, patents, trade secrets, domain names and other intellectual property rights (and all applications for registration and registrations thereof) currently owned or hereafter acquired by Grantor, including without limitation the "BAJA FRESH" mark and all derivations and combinations thereof, and the marks and registrations identified on the attached Exhibit "A" and all derivations and combinations thereof, along with everything described on Exhibit "B" attached hereto and made a part hereof.

     In addition, the word "Collateral" includes all the following, whether now owned or hereafter acquired, whether now existing or hereafter arising, and wherever located:

          (a) All attachments, accessions, accessories, tools, parts, supplies, increases, and additions to and all replacements of and substitutions for any property described above.

          (b) All products and produce of any of the property described in this Collateral section.

          (c) All accounts, general intangibles, instruments, rents, monies, payments, and all other rights, arising out of a sale, lease, or other disposition of any of the property described in this Collateral section.

          (d) All proceeds (including insurance proceeds) from the sale, destruction, loss, or other disposition of any of the property described in this Collateral section.

          (e) All records and data relating to any of the property described in this Collateral section, whether in the form of a writing, photograph, microfilm, microfiche, or electronic media, together with all of Grantor's right, title, and interest in and to all computer software required to utilize, create, maintain, and process any such records or data on electronic media.

     Event of Default. The words "Event of Default" (A)

     Grantor. The word "Grantor" means Fresh Enterprises, Inc., Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill and Triune Corporation. Any Grantor who signs this Agreement, but does not sign the Note, is signing this Agreement only to grant a security interest in Grantor's interest in the Collateral to Lender and is not personally liable under the Note except as otherwise provided by contract or law (e.g. personal liability under a guaranty or as a surety).

     Guarantor. The word "Guarantor" means and includes without limitation each and all of the guarantors, sureties, and accommodation parties in connection with the Indebtedness.

     Indebtedness. The word "Indebtedness" means the Indebtedness evidenced by the Note, including all principal and interest, together with all other Indebtedness and costs and expenses for which Grantor or Borrower is responsible under this Agreement or under any of the Related Documents. In addition, the word "Indebtedness" includes all other obligations, debts and liabilities, plus interest thereon, of Borrower, or any one or more of them, to Lender, as well as all claims by Lender against Borrower, or any one or more of them, whether existing now or later; whether they are voluntary or involuntary, due or not due, direct or indirect, absolute or contingent, liquidated or unliquidated; whether Borrower may be liable individually or jointly with others; whether Borrower may be obligated as guarantor, surety, accommodation party or otherwise; whether recovery upon such Indebtedness may be or hereafter may become barred by any statute of limitations; and whether such indebtedness may be or hereafter may become otherwise unenforceable.

     Lender. The word "Lender" means Western Financial Bank, its successors and assigns.

     Note. The word "Note" means the Borrower's promissory note or notes, if any, evidencing Borrower's loan obligations in favor of Lender, as well as any substitute, replacement or refinancing note or notes therefor.

     Related Documents. The words "Related Documents" mean and include without limitation all promissory notes, credit agreements, loan agreements, environmental agreements, guaranties, security agreements, mortgages, deeds of trust, and all other instruments, agreements and documents, whether now or hereafter existing, executed in connection with the Indebtedness.

BORROWER'S WAIVERS AND RESPONSIBILITIES. Except as otherwise required under this Agreement or by applicable law, (a) Borrower agrees that Lender need not tell Borrower about any action or inaction Lender takes in connection with this Agreement; (b) Borrower assumes the responsibility for being and keeping informed about the Collateral; and (c) Borrower waives any defenses that may arise because of any action or in action of Lender, including without limitation any failure of Lender to realize upon the Collateral or any delay by Lender in realizing upon the Collateral; and Borrower agrees to remain liable under the Note no matter what action Lender takes or fails to take under this Agreement.

GRANTOR'S REPRESENTATIONS AND WARRANTIES. Grantor warrants that: (a) this Agreement is executed at Borrower's request and not at the request of Lender;
(b) Grantor has the full right, power and authority to enter into this Agreement and to pledge the Collateral to Lender: (c) Grantor has established adequate means of obtaining from Borrower on a continuing basis information about Borrower's financial condition; and (d) Lender as made no representation to Grantor about Borrower or Borrower's creditworthiness.

GRANTOR'S WAIVERS. Except as prohibited by applicable law, Grantor waives any right to require Lender to (a) make any presentment, protest, demand, or notice of any kind, including notice of change of any terms of repayment of the indebtedness, default by Borrower or any other guarantor or surety, any action or nonaction taken by Borrower, Lender, or any other guarantor or surety of Borrower, or the creation of new or additional Indebtedness; (b) proceed against any person, including Borrower, before proceeding against Grantor; (c) proceed against any collateral for the Indebtedness, including Borrower's collateral, before proceeding against Grantor, (d) apply any payments or proceeds received against the Indebtedness in any order; (e) give notice of the terms, time, and place of any sale of any collateral pursuant to the Uniform Commercial Code or any other law governing such sale; (f) disclose any information about the Indebtedness, the Borrower, any collateral, or any other guarantor or surety, or about any action or nonaction of Lender, or (g) pursue any remedy or course of action in Lender's power whatsoever.

Grantor also waives any and all rights or defenses arising by reason of (h) any disability or other defense of Borrower, any other guarantor or surety; or any other person; (i) the cessation from any cause whatsoever, other than payment in full, of the Indebtedness; (j) the application of proceeds of the Indebtedness by Borrower for purposes other than the purposes understood and intended by Grantor and Lender; (k) any act of omission or commission by Lender which directly or indirectly results in or contributes to the discharge of Borrower or any other guarantor or surety or the

12-12-2000               COMMERCIAL SECURITY AGREEMENT                    Page 2
Loan No 9001                      (Continued)
================================================================================

Indebtedness, or the loss or release of any collateral by operation of law or otherwise; (l) any statute of limitations in any action under this Agreement or on the Indebtedness; or (m) any modification or change in terms of the Indebtedness, whatsoever, including without limitation, the renewal, extension, acceleration, or other change in the time payment of the Indebtedness is due and any change in the interest rate.

Grantor waives all rights and defenses arising out of an election of remedies by Lender, even though that election of remedies, such as nonjudicial foreclosure with respect to security for a guaranteed obligation, has destroyed Grantor's rights of subrogation and reimbursement against Borrower by the operation of
Section 580d of the California Code of Civil Procedure, or otherwise.

This waiver includes, without limitation, any loss of rights Grantor may suffer by reason of any rights or protections of Borrower in connection with any anti-deficiency laws, or other laws limiting or discharging the Indebtedness or Borrower's obligations (including, without limitation, Section 726, 580a, 580b, and 580d of the California Code of Civil Procedure). Grantor waives all rights and protections of any kind which Grantor may have for any reason, which would affect or limit the amount of any recovery by Lender from Grantor following a nonjudicial sale or judicial foreclosure of any real or personal property security for the indebtedness including, but not limited to, the right to any fair market value hearing pursuant to California Code of Civil Procedure Section 580a.

Grantor understands and agrees that the foregoing waivers are waivers of substantive rights and defenses to which Grantor might otherwise be entitled under state and federal law. The rights and defenses waived include, without limitation, those provided by California laws of suretyship and guaranty, anti-deficiency laws, and the Uniform Commercial Code. Grantor acknowledges that Grantor has provided these waivers of rights and defenses with the intention that they be fully relied upon by Lender. Until all Indebtedness is paid in full, Grantor waives any right to enforce any remedy Lender may have against Borrower or any other guarantor, surety, or other person, and further, Grantor waives any right to participate in any collateral for the Indebtedness now or hereafter held by lender.

If now or hereafter (a) Borrower shall be or become insolvent, and (b) the Indebtedness shall not at all times until paid be fully secured by collateral pledged by Borrower, Grantor hereby forever waives and relinquishes in favor of Lender and Borrower, and their respective successors, any claim or right to payment Grantor may now have or hereafter have or acquire against Borrower, by subrogation or otherwise, so that at no time shall Grantor be or become a "creditor" of Borrower within the meaning of 11 U.S.C. section 547(b), or any successor provision of the Federal bankruptcy laws.

RIGHT OF SETOFF. Grantor hereby grants Lender a contractual security interest in and hereby assigns, conveys, delivers, pledges, and transfers all of Grantor's right, title and interest in and to Grantor's accounts with Lender (whether checking, savings, or some other account), including all accounts held jointly with someone else and all accounts Grantor may open in the future, excluding, however, all IRA and Keogh accounts, and all trust accounts for which the grant of a security interest would be prohibited by law. Grantor authorizes Lender, to the extent permitted by applicable law, to charge or setoff all Indebtedness against any and all such accounts.

OBLIGATIONS OF GRANTOR. Grantor warrants and covenants to Lender as follows:

     Perfection of Security Interest. Grantor agrees to execute such financing statements and to take whatever other actions are requested by Lender to perfect and continue Lender's security interest in the Collateral. Upon request of Lender, Grantor will deliver to Lender any and all of the documents evidencing or constituting the Collateral, and Grantor will note Lender's interest upon any and all chattel paper if not delivered to Lender for possession by Lender. Grantor hereby appoints Lender as its irrevocable attorney-in-fact for the purpose of executing any documents necessary to perfect or to continue the security interest granted in this Agreement. Lender may at any time, and without further authorization from Grantor, file a carbon, photographic or other reproduction of any financing statement or of this Agreement for use as a financing statement. Grantor will reimburse Lender for all expenses for the perfection and the continuation of the perfection of Lender's security interest in the Collateral. Grantor promptly will notify Lender before any change in Grantor's name including any change to the assumed business names of Grantor. This is a continuing Security Agreement and will continue in effect (B) even though all or any part of the Indebtedness is paid in full and even though for a period of time Borrower may not be indebted to Lender.

     No Violation. The execution and delivery of this Agreement will not violate any law or agreement governing Grantor or to which Grantor is a party, and its articles or agreements relating to entity incorporation, organization or existence do not prohibit any term or condition of this Agreement.

     Enforceability of Collateral. To the extent the Collateral consists of accounts, chattel paper, or general intangibles, the Collateral is enforceable in accordance with its terms, is genuine, and complies with applicable laws concerning form, content and manner of preparation and execution, and all persons appearing to be obligated on the Collateral have authority and capacity to contract and are in fact obligated as they appear to be on the Collateral. At the time any account becomes subject to a security interest In favor of Lender, the account shall be a good and valid account representing an undisputed, bona fide indebtedness incurred by the account debtor, for merchandise held subject to delivery instructions or theretofore shipped or delivered pursuant to a contract of sale, or for services theretofore performed by Grantor with or for the account debtor; there shall be no (C) setoffs or counterclaims against any such account; and no agreement under which any deductions or discounts may be claimed shall have been made with the account debtor except those disclosed to Lender in writing.

     Location of the Collateral. Grantor, upon request of Lender, will deliver to Lender in form satisfactory to Lender a schedule of real properties and Collateral locations relating to Grantor's operations, including without limitation the following: (a) all real property owned or being purchased by Grantor; (b) all real property being rented or leased by Grantor; (c) all storage facilities owned, rented, leased, or being used by Grantor; and (d) all other properties where Collateral is or may be located. Except in the ordinary course of its business, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender.

     Removal of Collateral. Grantor shall keep the Collateral (or to the extent the Collateral consists of intangible property such as accounts, the records concerning the Collateral) at Grantor's address shown above, or at such other locations as are acceptable to Lender. Except in the ordinary course of its business, including the sales of inventory, Grantor shall not remove the Collateral from its existing locations without the prior written consent of Lender. To the extent that the Collateral consists of vehicles, or other titled property, Grantor shall not take or permit any action which would require application for certificates of title for the vehicles outside the State of California, without the prior written consent of Lender.

     Transactions Involving Collateral. Except for inventory sold or accounts collected in the ordinary course of Grantor's business, (D) Grantor shall not sell, offer to sell, or otherwise transfer or dispose of the Collateral. While Grantor is not in default under this Agreement, Grantor may sell inventory, but only in the ordinary course of its business and only to buyers who qualify as a buyer in the ordinary course of business. A sale in the ordinary course of Grantor's business does not include a transfer in partial or total satisfaction of a debt or any bulk sale. Grantor shall not pledge, mortgage, encumber or otherwise permit the Collateral to be subject to any lien, security interest, encumbrance, or charge, other than (E) the security interest provided for in this Agreement, without the prior written consent of Lender. This includes security interests even if junior in right to the security interests granted under this Agreement. (F)

     Title. Grantor represents and warrants to Lender that it holds good and marketable title to the Collateral, free and clear of all liens and encumbrances except for the lien of this Agreement (H) no financing statement covering any of the Collateral in on file is any public office other than those which reflect the security interest created by this Agreement or to which Lender has specifically consented. Grantor shall defend Lender's rights in the Collateral against the claims and demands of all other persons.

     Collateral Schedules and Locations. As often as Lender shall (I) require, and insofar as the Collateral consists of accounts and general intangibles, Grantor shall deliver to Lender schedules of such Collateral, including such information as Lender may require, including without limitation names and addresses of account debtors and agings of accounts and general intangibles. Insofar as the Collateral consists of inventory and equipment, Grantor shall deliver to Lender, as often as Lender shall (I) require, such list, descriptions, and designations of such Collateral as Lender may (I) require to identify the nature, extent, and location of such Collateral. Such information shall be submitted for Grantor and each of its subsidiaries or related companies.

     Maintenance and Inspection of Collateral. Guarantor shall maintain all tangible Collateral in good condition and repair. Grantor will not commit or permit damage to or destruction of (J) the Collateral. Lender and its designated representatives and agents shall have the right at all reasonable times (K) to examine, inspect, and audit the Collateral wherever located. Guarantor shall immediately notify Lender of all cases involving the return, rejection, repossession, loss or damage of or to any (L) Collateral; of any (M) request for credit or adjustment or of any other (M) dispute arising with respect to the Collateral; and generally of all (M) happenings and events affecting the Collateral or the value or the amount of the Collateral.

     Taxes, Assessments and Liens. Grantor will pay when due all taxes, assessments and liens upon the Collateral, its use or operation, upon this Agreement, upon any promissory note or notes evidencing the Indebtedness, or upon any of the other Related Documents. Grantor may with hold any such payment or may elect to contest any lien if Grantor is in good faith conducting an appropriate proceeding to contest the obligation to pay and so long as Lender's interest in the Collateral is not jeopardized in Lender's (N) opinion. If the Collateral is subjected to a lien which is not
     (O) discharged within fifteen (15) days, Grantor shall deposit with Lender cash, a sufficient corporate surety bond or other security satisfactory to Lender in an amount adequate to provide for the discharge of the lien plus any interest, costs, attorneys' fees or other charges that could accrue as a result of foreclosure or sale of the Collateral. In any contest Grantor shall defend itself and Lender and shall satisfy any final adverse judgment before enforcement against the Collateral. Grantor shall name Lender as an additional obligee under any surety bond furnished in the contest proceedings.

12-12-2000               COMMERCIAL SECURITY AGREEMENT                    Page 3
Loan No 9001                      (Continued)
================================================================================

     Compliance With Governmental Requirements. Grantor shall comply promptly
     (P) with all laws, ordinances, rules and regulations of all governmental authorities, now or hereafter in effect, applicable to the ownership, production, disposition, or use of the Collateral. Grantor may contest in good faith any such law, ordinance or regulation and withhold compliance during any proceeding, including appropriate appeals, so long as Lender's interest in the Collateral, in Lender's opinion, is not jeopardized.

     Hazardous Substances. Grantor represents and warrants that the Collateral never has been, and never will be so long as this Agreement remains a lien on the Collateral, used for the generation, manufacture, storage, transportation, treatment, disposal, release or threatened release of any hazardous waste or substance, as those terms are defined in the Comprehensive Environmental Response, Compensation, and Liability Act of 1980, as amended, 42 U.S.C. Section 9601, et seq. ("CERCLA"), the
     Superfund Amendments and Reauthorization Act of 1986, Pub. L. No. 99-499 ("SARA"), the Hazardous Materials Transportation Act, 49 U.S.C. Section 1801, et seq., the Resource Conservation and Recovery Act, 42 U.S.C.
     Section 8901, et seq., Chapters 6.5 through 7.7 of Division 20 of the California Health and Safety Code, Section 25100, et seq., or other applicable state or Federal laws, rules, or regulations adopted pursuant to any of the foregoing. The terms "hazardous waste" and "hazardous substance" shall also include, without limitation, petroleum and petroleum by-products or any fraction thereof and asbestos. The representations and warranties contained herein are based on Grantor's due diligence in investigating the Collateral for hazardous wastes and substances. Grantor hereby (a) releases and waives any future claims against Lender for indemnity or contribution in the event Grantor becomes liable for cleanup or other costs under any such laws, and (b) agrees to indemnify and hold harmless Lender against any and all claims and losses resulting from a breach of this provision of this Agreement. This obligation to indemnify shall survive the payment of the Indebtedness and the satisfaction of this Agreement.

     Maintenance of Casualty Insurance. Grantor shall procure and maintain all risks insurance, including without limitation fire, theft and liability coverage together with such other insurance as Lender may require with respect to the Collateral, in form, amounts, coverages and basis reasonably acceptable to Lender and Issued by a company or companies reasonably acceptable to Lender. Grantor, upon request of Lender, will deliver to Lender from time to time the policies or certificates of insurance in form satisfactory to Lender, including stipulations that coverages will not be cancelled or diminished without at least ten (10) days' prior written notice to Lender and not including any disclaimer of the Insurer's liability for failure to give such a notice. Each insurance policy also shall include an endorsement providing that coverage in favor of Lender will not be impaired in any way by any act, omission or default of Grantor or any other person. In connection with all policies covering assets in which Lender holds or is offered a security interest, Grantor will provide Lender with such loss payable or other endorsements as Lender may require. If Grantor at any time fails to obtain or maintain any Insurance as required under this Agreement, Lender may (but shall not be obligated to) obtain such insurance as Lender deems appropriate, including if it so chooses "single interest insurance," which will cover only Lender's interest in Collateral.

     Application of Insurance Proceeds. Grantor shall promptly notify Lender of any loss or damage to (Q) the Collateral. Lender may make proof of loss if Grantor fails to do so within fifteen (15) days of the casualty, All proceeds of any insurance on the Collateral (R) including accrued proceeds thereon, shall be held by Lender as part of the Collateral. If Lender Consents to repair or replacement of the damaged or destroyed Collateral, Lender shall, upon satisfactory proof of expenditure, pay or reimburse Grantor from the proceeds for the reasonable cost of repair or restoration. If Lender does not consent to repair or replacement of the Collateral, Lender shall retain a sufficient amount of the proceeds to pay all of the Indebtedness, and shall pay the balance to Grantor. Any proceeds which have not been disbursed within six (6) months after their receipt and which Grantor has not committed to the repair or restoration of the Collateral shall be used to prepay the Indebtedness.

     Insurance Reserves. Lender may require Grantor to maintain with Lender reserves for payment of insurance premiums, which reserves shall be created by monthly payments from Grantor of a sum estimated by Lender to be sufficient to produce, at least fifteen (15) days before the premium due date, amount at least equal to the insurance premiums to be paid. If fifteen (15) days before payment is due, the reserve funds are insufficient, Grantor shall upon demand pay any deficiency to Lender. The reserve funds shall be held by Lender as a general deposit and shall constitute a non-interest-bearing account which Lender may satisfy by payment of the insurance premiums required to be paid by Grantor as they become due. Lender does not hold the reserve funds in trust for Grantor, and Lender is not the agent of Grantor for payment of the insurance premiums required to be paid by Grantor. The responsibility for the payment of premiums shall remain Grantor's sole responsibility.

     Insurance Reports. Grantor, upon request of Lender, shall furnish to Lender reports on each existing policy of Insurance showing such information as Lender may reasonably request including the following: (a) the name of the insurer; (b) the risks insured; (c) the amount of the policy; (d) the property insured; (e) the then current value on the basis of which insurance has been obtained and the manner of determining that value; and
     (f) the expiration dates of the policy. In addition, (RR) Grantor shall upon request by Lender (however not more often than annually) have an Independent appraiser satisfactory to Lender determine, as applicable, the cash value or replacement cost of the Collateral.

GRANTOR'S RIGHT TO POSSESSION AND TO COLLECT ACCOUNTS. Until default and except as otherwise provided below with respect to accounts, Grantor may have possession of the tangible personal property and beneficial use of all the Collateral and may use it in any lawful manner not inconsistent with this Agreement or the Related Documents, provided that Grantor's right to possession and beneficial use shall not apply to any Collateral where possession of the Collateral by Lender is required by law to perfect Lender's security interest in such Collateral. Grantor may collect any of the Collateral consisting of accounts. At any time (S) Event of Default exists, Lender may exercise its rights to collect the accounts and to notify account debtors to make payments directly to Lender for application to the Indebtedness. If Lender at any time has possession of any Collateral, whether before or after an Event of Default, Lender shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral if Lender takes such action for that purpose as Grantor shall request or as Lender, in Lender's sole discretion, shall deem appropriate under the circumstances, but failure to honor any request by Grantor shall not of itself be deemed to be a failure to exercise reasonable care. Lender shall not be required to take any steps necessary to preserve any rights in the Collateral against prior parties, nor to protect, preserve or maintain any security interest given to secure the indebtedness.

EXPENDITURES BY LENDER. If not discharged or paid when due, Lender may (but shall not be obligated to) discharge or pay any amounts required to be discharged or paid by Grantor under this Agreement, including without limitation all taxes, liens, security interests, encumbrances, and other claims, at any time levied or placed on the Collateral. Lender also may (but shall not be obligated to) pay all costs for insuring, maintaining and preserving the Collateral. All such expenditures incurred or paid by Lender for such purposes will then bear interest at the rate charged under the Note from the data incurred or paid by Lender to the date of repayment by Grantor. All Such expenses shall become a part of the indebtedness and, at Lender's option, will
(a) be payable on demand, (b) be added to the balance of the Note and be apportioned among and be payable with any installment payments to become due during either (i) the term of any applicable insurance policy or (ii) the remaining term of the Note, or (c) be treated as a balloon payment which will be due and payable at the Note's maturity. This Agreement also will secure payment of these amounts. Such right shall be in addition to all other rights and remedies to which Lender may be entitled upon the occurrence of an Event of Default.

EVENTS OF DEFAULT. Each of the (SS)

12-12-2000                     COMMERCIAL SECURITY AGREEMENT              Page 4
Loan No 9001                            (Continued)
================================================================================

RIGHTS AND REMEDIES ON DEFAULT. If an Event of Default occurs under this Agreement, (SSS) at any time thereafter, Lender shall have all the rights of a secured party under the California Uniform Commercial Code. In addition and without limitation, Lender may exercise any one or more of the following rights and remedies:

     Accelerate Indebtedness. Lender may declare the entire Indebtedness, including any prepayment penalty which Borrower would be required to pay, immediately due and payable, without notice.

     Assemble Collateral. Lender may require Grantor to deliver to Lender all or any portion of the Collateral and any and all certificates of title and other documents relating to the Collateral. Lender may require Grantor to assemble the Collateral and make it available to Lender at a place to be designated by Lender. Lender also shall have full power to enter upon the property of Grantor to take possession of and remove the Collateral. If the Collateral contains other goods not covered by this Agreement at the time of repossession, Grantor agrees Lender may take such other goods, provided that Lender makes reasonable efforts to return them to Grantor after repossession.

     Sell the Collateral. Lender shall have full power to sell, lease, transfer, or otherwise deal with the Collateral or proceeds thereof in its own name or that of Grantor. Lender may sell the Collateral at public auction or private sale. Unless the Collateral threatens to decline speedily in value or is of a type customarily sold on a recognized market, Lender will give Grantor reasonable notice of the time after which any private sale or any other intended disposition of the Collateral is to be made. The requirements of reasonable notice shall be met if such notice is given at least ten (10) days, or such lesser time as required by state law, before the time of the sale or disposition. All expenses relating to the disposition of the Collateral, including without limitation the expenses of retaking, holding, insuring, preparing for sale and selling the Collateral, shall become a part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Appoint Receiver. To the extent permitted by applicable law, Lender shall have the following rights and remedies regarding the appointment of a receiver: (a) Lender may have a receiver appointed as a matter of right,
     (b) the receiver may be an employee of Lender and may serve without bond, and (c) all fees of the receiver and his or her attorney shall become part of the indebtedness secured by this Agreement and shall be payable on demand, with interest at the Note rate from date of expenditure until repaid.

     Collect Revenues, Apply Accounts. Lender, either itself or through a receiver, may collect the payments, rents, income, and revenues from the Collateral. Lender may at any time in its discretion transfer any Collateral into its own name or that of its nominee and receive the payments, rents, income, and revenues therefrom and hold the same as security for the indebtedness or apply it to payment of the indebtedness in such order of preference as Lender may determine. Insofar as the Collateral consists of accounts, general intangibles, insurance policies, instruments, chattel paper, chosen in action, or similar property, Lender may demand, collect, receipt for, settle, compromise, adjust, sue for, foreclose, or realize on the Collateral as Lender may determine, whether or not indebtedness or Collateral is then due. For these purposes, Lender may, on behalf of and in the name of Grantor, receive, open and dispose of mail addressed to Grantor; change any address to which mail and payments are to be sent; and endorse notes, checks, drafts, money orders, documents of title, instruments and items pertaining to payment, shipment, or storage of any Collateral. To facilitate collection, Lender may notify account debtors and obligors on any Collateral to make payments directly to Lender.

     Obtain Deficiency. If Lender chooses to sell any or all of the Collateral, Lender may obtain a judgment against Borrower for any deficiency remaining on the indebtedness due to Lender after application of all amounts received from the exercise of the rights provided in this Agreement Borrower shall be liable for a deficiency even if the transaction described in this subsection is a sale of accounts or chattel paper.

     Other Rights and Remedies. Lender shall have all the rights and remedies of a secured Creditor under the provisions of the Uniform Commercial Code, as may be amended from time to time. In addition, Lender shall have and may exercise any or all other rights and remedies it may have available at law, in equity, or otherwise,

     Cumulative Remedies. All of Lender's rights and remedies, whether evidenced by this Agreement or the Related Documents or by any other writing, shall be cumulative and may be exercised singularly or concurrently. Election by Lender to pursue any remedy shall not exclude pursuit of any other remedy, and an election to make expenditures or to take action to perform an obligation of Grantor or Borrower under this Agreement, after Grantor or Borrower's failure to perform, shall not affect Lender's right to declare a default and to exercise its remedies.

MISCELLANEOUS PROVISIONS. The following miscellaneous provisions are a part of this Agreement:

     Amendments. This Agreement, together which any Related Documents, constitutes the entire understanding and agreement of the parties as to the matters set forth in this Agreement. No alteration of or amendment to this Agreement shall be effective unless given in writing and signed by the party or parties sought to be charged or bound by the allegation or amendment.

     Applicable Law. This Agreement has been delivered to Lender and accepted by Lender in the State of California. If there is a lawsuit, Grantor and Borrower agree upon Lender's request to submit to the juisdiction of the courts of Orange County, the State of California. Lender, Grantor and Borrower hereby waive the right to any jury trial in any action, proceeding, or counterclaim brought by either Lender, Grantor or Borrower against the other. Subject to the provisions on arbitration, this Agreement shall be governed by and construed in accordance with the laws of the State of California.

     Arbitration. Lender and Grantor and Borrower agree that all disputes, claims and controversies between them, whether individual, joint, or class in nature, arising from this Agreement or otherwise, including without limitation contract and tort disputes, shall be arbitrated pursuant to the Rules of the American Arbitration Association, upon request of either party. No act to take or dispose of any Collateral shall constitute a waiver of this arbitration agreement or be prohibited by this arbitration agreement. This includes, without limitation, obtaining injunctive relief or a temporary restraining order; invoking a power of sale under any deed of trust or mortgage: obtaining a writ of attachment or imposition of a receiver: or exercising any rights relating to personal property, including taking or disposing of such property with or without judicial process pursuant to Article 9 of the Uniform Commercial Code. Any disputes, claims, or controversies concerning the lawfulness or reasonableness of any act, or exercise of any right, concerning any Collateral, including any claim to rescind, reform, or otherwise modify any agreement relating to the Collateral, shall also be arbitrated, provided however that no arbitrator shall have the right or the power to enjoin or restrain any act of any party. Lender and Grantor and Borrower agree that in the event of an action for judicial foreclosure pursuant to California Code of Civil Procedure
     Section 726, or any similar provision in any other state, the commencement of such an action will not constitute a waiver of the right to arbitrate and the court shall refer to arbitration as much of such action, including counterclaims, as lawfully may be referred to arbitration. Judgment upon any award rendered by any arbitrator may be entered in any court having jurisdiction. Nothing in this Agreement shall preclude any party from seeking equitable relief from a court of competent jurisdiction. The statute of limitations, estoppel, waiver, laches, and similar doctrines which would otherwise be applicable in an action brought by a party shall be applicable in any arbitration proceeding, and the commencement of an arbitration proceeding shall be deemed the commencement of an action for these purposes. The Federal Arbitration Act shall apply to the construction, interpretation, and enforcement of this arbitration provision.

     Attorneys' Fees; Expenses. Grantor and Borrower agree to pay upon demand all of Lender's costs and expenses, including (N) attorneys' fees and Lender's legal expenses, incurred in connection with the enforcement of this Agreement. Lender may pay someone else also to help enforce this Agreement, and Grantor and Borrower shall pay the costs and expenses of such enforcement. Costs and expenses include Lender's attorneys' fees and legal expenses whether or not there is a lawsuit, including attorneys' fees and legal expenses for bankruptcy proceedings (and including efforts to modify or vacate any automatic stay or injunction), appeals, and any anticipated post-judgment collection services. Grantor and Borrower also shall pay all Court costs and such additional fees as may be directed by the court.

     Caption Headings. Caption headings in this Agreement are for convenience purposes only and are not to be used to interpret or define the provisions of this Agreement.

     Multiple Parties;Corporate Authority. All obligations of Grantor and Borrower under this Agreement shall be joint and several, and all references to Borrower shall mean each and every Borrower, and all references to Grantor shall mean each and every Grantor. This means that each of the (I) signing below is responsible for all obligations In this Agreement.

     Notices. All notices required to be given under this Agreement shall be given in writing, may be sent by telefacsimile (unless otherwise required by law), and shall be effective when actually delivered or (II) deposited with a nationally recognized overnight courier or (III) deposited in the United States mail, first class, postage prepaid, addressed to the party to whom the notice is to be given at the address shown above. Any party may change its address for notices under this Agreement by giving formal written notice to the other parties, specifying that the purpose of the notice is to change the party's address. To the extent permitted by applicable law, if there is more than one Grantor or Borrower, notice to any Grantor or Borrower will constitute notice to all Grantor and Borrowers. For notice purposes, Grantor and Borrower will keep Lender informed at all times of Grantor and Borrower's current address(es).

     Power of Attorney,(W) Grantor hereby appoints Lender as its true and lawful attorney-in-fact, irrevocably, with full power of substitution to do the

12-12-2000                     COMMERCIAL SECURITY AGREEMENT              Page 5
Loan No 9001                            (Continued)
================================================================================

     following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect (X) until renounced by Lender.

     Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity: however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

RIDERS. All changes contained herein are included on the attached Exhibit "X".

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND BORROWER AND GRANTOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 12,2000.

BORROWER:


Fresh Enterprises


By: /s/ Greg Dollarhyde
   ------------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   ------------------------------------------
   Donald Breen, Senior Vice President & CFO


Baja Fresh Westlake Village, Inc, dba Baja Fresh Mexican Grill, Co-Borrower


By: /s/ Greg Dollarhyde
   ------------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   ------------------------------------------
   Donald Breen, Senior Vice President & CFO

GRANTOR:


Fresh Enterprises Inc.


By: /s/ Greg Dollarhyde
   ------------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   ------------------------------------------
   Donald Breen, Senior Vice President & CFO


Baja Fresh Westlake Village, Inc, dba Baja Fresh Mexican Grill, Co-Borrower


By: /s/ Greg Dollarhyde
   ------------------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   ------------------------------------------
   Donald Breen, Senior Vice President & CFO


Triune Corporation


By: /s/ Greg Dollarhyde
   ------------------------------------------
   Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
   ------------------------------------------
   Donald Breen, Senior Vice President & CFO

================================================================================

12-12-2000                     COMMERCIAL SECURITY AGREEMENT              Page 5
Loan No 9001                            (Continued)
================================================================================

     following: (a) to demand, collect, receive, receipt for, sue and recover all sums of money or other property which may now or hereafter become due, owing or payable from the Collateral; (b) to execute, sign and endorse any and all claims, instruments, receipts, checks, drafts or warrants issued in payment for the Collateral; (c) to settle or compromise any and all claims arising under the Collateral, and, in the place and stead of Grantor, to execute and deliver its release and settlement for the claim; and (d) to file any claim or claims or to take any action or institute or take part in any proceedings, either in its own name or in the name of Grantor, or otherwise, which in the discretion of Lender may seem to be necessary or advisable. This power is given as security for the indebtedness, and the authority hereby conferred is and shall be irrevocable and shall remain in full force and effect (X) until renounced by Lender.

     Preference Payments. Any monies Lender pays because of an asserted preference claim in Borrower's bankruptcy will become a part of the Indebtedness and, at Lender's option, shall be payable by Borrower as provided above in the "EXPENDITURES BY LENDER" paragraph.

     Severability. If a court of competent jurisdiction finds any provision of this Agreement to be invalid or unenforceable as to any person or circumstance, such finding shall not render that provision invalid or unenforceable as to any other persons or circumstances. If feasible, any such offending provision shall be deemed to be modified to be within the limits of enforceability or validity: however, if the offending provision cannot be so modified, it shall be stricken and all other provisions of this Agreement in all other respects shall remain valid and enforceable.

     Successor Interests. Subject to the limitations set forth above on transfer of the Collateral, this Agreement shall be binding upon and inure to the benefit of the parties, their successors and assigns.

     Waiver. Lender shall not be deemed to have waived any rights under this Agreement unless such waiver is given in writing and signed by Lender. No delay or omission on the part of Lender in exercising any right shall operate as a waiver of such right or any other right. A waiver by Lender of a provision of this Agreement shall not prejudice or constitute a waiver of Lender's right otherwise to demand strict compliance with that provision or any other provision of this Agreement. No prior waiver by Lender, nor any course of dealing between Lender and Grantor, shall constitute a waiver of any of Lender's rights or of any of Grantor's obligations as to any future transactions. Whenever the consent of Lender is required under this Agreement, the granting of such consent by Lender in any instance shall not constitute continuing consent to subsequent instances where such consent is required and in all cases such consent may be granted or withheld in the sole discretion of Lender.

     Waiver of Co-obligor's Rights. If more than one person is obligated for the Indebtedness, Borrower irrevocably waives, disclaims and relinquishs all claims against such other person which Borrower has or would otherwise have by virtue of payment of the Indebtedness or any part thereof, specifically including but not limited to all rights of indemnity, contribution or exoneration.

RIDERS. All changes contained herein are included on the attached Exhibit "X".

BORROWER AND GRANTOR ACKNOWLEDGE HAVING READ ALL THE PROVISIONS OF THIS COMMERCIAL SECURITY AGREEMENT, AND BORROWER AND GRANTOR AGREE TO ITS TERMS. THIS AGREEMENT IS DATED DECEMBER 12,2000.

BORROWER:


Fresh Enterprises


By: /s/ Greg Dollarhyde
    ------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ------------------------------------------
    Donald Breen, Senior Vice President & CFO


Baja Fresh Westlake Village, Inc, dba Baja Fresh Mexican Grill, Co-Borrower


By: /s/ Greg Dollarhyde
    ------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ------------------------------------------
    Donald Breen, Senior Vice President & CFO

GRANTOR:


Fresh Enterprises Inc.


By: /s/ Greg Dollarhyde
    ------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ------------------------------------------
    Donald Breen, Senior Vice President & CFO


Baja Fresh Westlake Village, Inc, dba Baja Fresh Mexican Grill, Co-Borrower


By: /s/ Greg Dollarhyde
    ------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ------------------------------------------
    Donald Breen, Senior Vice President & CFO


Triune Corporation


By: /s/ Greg Dollarhyde
    ------------------------------------------
    Greg Dollarhyde, President & CEO


By: /s/ Donald Breen
    ------------------------------------------
    Donald Breen, Senior Vice President & CFO

================================================================================

                                  EXHIBIT "A"
         to UCC-1 Financing Statement and Commercial Security Agreement

Debtor/Grantor: Fresh Enterprises, Inc., Baja Fresh Westlake Village, Inc. dba Baja Fresh Mexican Grill and Triune Corporation.

Secured Party: Western Financial Bank

------------------------------------------------------------------------------------------------------------------------
                                                                                                  Filing    Registration
                Trademark or Service Mark                        Serial No.   Registration No.     Date         Date
------------------------------------------------------------------------------------------------------------------------
It's About Flavor... It's About Fresh... It's About Time          75844358        2401977        11/09/99     11/07/00
----------------------------------------------------------------- ------------------------------------------------------
Baja Fresh Express                                                75385352        2352381        11/05/97      5/23/00
----------------------------------------------------------------- ------------------------------------------------------
A Taste So Fresh It's In Our Name                                 75397046        2344004        11/28/97      4/18/00
----------------------------------------------------------------- ------------------------------------------------------
Baja Fresh                                                        75415513        2301436         1/08/98     12/21/99
----------------------------------------------------------------- ------------------------------------------------------
No Microwaves, No Can Openers, No Freezers, No Lard, No M.S.G.    75422039        2240563         1/23/98      4/20/99
----------------------------------------------------------------- ------------------------------------------------------
Burritos Dos Manos                                                75054178        2108266         2/06/96     10/28/97
----------------------------------------------------------------- ------------------------------------------------------
Enchilido                                                         75054197        2074654         2/06/96      6/24/97
----------------------------------------------------------------- ------------------------------------------------------
Burrito Ultimo                                                    75088838        2161073         4/16/96      5/26/98
----------------------------------------------------------------- ------------------------------------------------------
Baja Enselada                                                     75088839        2106453         4/16/96     10/21/97
----------------------------------------------------------------- ------------------------------------------------------
Baja Fresh Food Cannot Be Made At Microwave Speed                 74183283        1746589         7/08/91      1/12/93
----------------------------------------------------------------- ------------------------------------------------------
Baja Fresh                                                        74183164        1716822         7/08/91      9/15/92
----------------------------------------------------------------- ------------------------------------------------------

                                  EXHIBIT "B"
         to UCC-1 Financing Statement and Commercial Security Agreement

Debtor/Grantor: Fresh Enterprises, Inc., Baja Fresh Westlake Village, Inc. dba Baja Fresh Mexican Grill and Triune Corporation

Secured Party: Western Financial Bank

The Collateral shall include all right, title, and interest of Borrower in and to the following:

(a) All goods and equipment now owned or hereafter acquired, including, without limitation, all machinery, fixtures, vehicles (including motor vehicles and trailers), and any interest in any of the foregoing, and all attachments, accessories, accessions, replacements, substitutions, additions, and improvements to any of the foregoing, wherever located:

(b) All inventory, now owned or hereafter acquired, including, without limitation, all merchandise, raw materials, parts, supplies, packing and shipping materials, work in process and finished products including such inventory as is temporarily out of Borrower's custody or possession or in transit and including any returns upon any accounts or other proceeds, including insurance proceeds, resulting from the sale or disposition of any of the foregoing and any documents of title representing any of the above, and Borrower's Books relating to any of the foregoing;

(c) All contract rights and general intangibles now owned or hereafter acquired, including without limitation, goodwill, trademarks, servicemarks, trade styles, trade names, patents, patent applications, leases, license agreements, franchise agreements, blueprints, drawings, purchase orders, customer lists, route lists, infringements, claims, computer programs, computer discs, computer tapes, literature, reports, catalogs, design rights, income tax refunds, payments of insurance and rights to payment of any kind;

(d) All now or existing and hereafter arising accounts, contract rights, royalties, license rights and all other forms or obligations owing to Borrower arising out of the sale or lease of goods, the licensing of technology or the rendering of services by Borrower, whether or not earned by performance, and any and all credit insurance, guaranties, and other security therefor, as well as merchandise returned to or reclaimed by Borrower and Borrower's Books relating to any of the foregoing;

(e) All documents, cash, deposit accounts, securities, letters of credit, certificates of deposit, instruments and chattel paper now owned or hereafter acquired and Borrower's Books relating to the foregoing;

(f) All copyright rights, copyright applications, copyright registrations and like protections in each work of authorship and derivative work thereof, whether published or unpublished, now owned or hereafter acquired; all trade secret rights, including all rights to unpatented inventions, know-how, operating manuals and confidential information, now owned or hereafter acquired; all claims for damages by way of any past, present and future infringement of any of the foregoing; and

(g) Any and all claims, rights and interests in any of the above and all substitutions for, additions and accessions to and proceeds thereof.

                                  EXHIBIT "X"

Riders to Commercial Security Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower", and Western Financial Bank ("Lender")

Rider (A):
---------

shall have the meaning set forth in the Business Loan Agreement dated as of December 12, 2000 between Borrower and Lender (the "Loan Agreement"),

Rider (B):
---------

so long as any amount may be drawn or is outstanding under the Notes

Rider (C):
---------

material

Rider (D):
---------

and except for other Collateral which has an aggregate value of not more than $3,000,000.00,

Rider (E):
---------

"Permitted Liens" (as defined in the Business Loan Agreement) and

Rider (F):
---------

So long as no Event of Default has occurred and is continuing, all proceeds from any disposition of Collateral by a Grantor shall be retained by such Grantor use in the Grantor's business; provided that, notwithstanding the foregoing, any such proceeds in excess of $1,000,000.00 shall, unless waived by Lender, be held in trust for Lender and shall not be commingled with any other funds; and provided further, however, that such requirement shall not constitute consent by Lender to any sale or other disposition. Upon receipt of any amounts in excess of $1,000,000.00, Grantor shall immediately deliver any such proceeds to Lender.

Rider (G):
---------

[intentionally omitted]

Rider (H):
---------

and other Permitted Liens

Rider (I):
---------

reasonably

                                  EXHIBIT "X"

Riders to Commercial Security Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider (J):
---------

any material part of

Rider (K):
---------

upon reasonable notice

Rider (L):
---------

material part of the

Rider (M):
---------

material

Rider (N):
---------

reasonable

Rider (O):
---------

a Permitted Lien or is not

Rider (P):
---------

and in all material respects

Rider (Q):
---------

any material part of

Rider (R):
---------

in excess of $100,000

Rider (RR):
----------

upon the occurrence and during the continuance of an Event of Default,

Rider (S):
---------

after the occurrence and during the continuance of an

                                  EXHIBIT "X"

Riders to Commercial Security Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Rider SS:
---------

Events of Default as defined in the Business Loan Agreement dates as of December 12, 2000 between Borrower and Lender (the "Loan Agreement"),shall constitute an Event of Default under this Agreement.

Rider (SSS):
-----------

and so long as the Event of Default still exists

Rider (T):
---------

Borrowers

Rider (U):
---------

on (1) business day after being

Rider (V):
---------

five (5) days after being

Rider (W):
---------

Upon the occurrence and during the continuance of an Event Default,

Rider (X):
---------

during the continuance of an Event of Default

BORROWER:

Fresh Enterprises, Inc.


By:/s/ Greg Dollarhyde
   --------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

                                  EXHIBIT "X"

Riders to Commercial Security Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Baja Fresh Westlake Village Inc., dba Baja Fresh Mexican Grill

By:/s/ Greg Dollarhyde
   --------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

GRANTOR:

Fresh Enterprise Inc.,


By:/s/ Greg Dollarhyde
   --------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO


Baja Fresh Westlake Village Inc., dba Baja Fresh Mexican Grill


By:/s/ Greg Dollarhyde
   --------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

                                  EXHIBIT "X"

Riders to Commercial Security Agreement by and between Fresh Enterprises, Inc. and Baja Fresh Westlake Village, Inc., dba Baja Fresh Mexican Grill (individually and collectively "Borrower"), and Western Financial Bank ("Lender")

Triune Corporation


By:/s/ Greg Dollarhyde
   --------------------------------
   Greg Dollarhyde, President & CEO


By:/s/ Donald Breen
   -----------------------------------------
   Donald Breen, Senior Vice President & CFO

LENDER:

Western Financial Bank


By:/s/ Richard Wagner
   -------------------------------
   Authorized Officer

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